UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Gulf Resources, Inc. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ ☐	No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

GULF RESOURCES, INC.
Level 11, Vegetable Building, Industrial Park of the East City,
Shouguang City , Shandong Province 262700
The People’s Republic of China
___________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 27, 2014
___________________________

TO THE STOCKHOLDERS OF Gulf Resources, Inc.:

The Annual Meeting of the stockholders of Gulf Resources, Inc., a Delaware corporation (“Company”), will be held on June 27, 2014, at 10:00 a.m. (local time), at the Company’s headquarters located at Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City , Shandong Province 262700, the People’s Republic of China, for the following purposes:

1.
To elect seven directors, consisting of Ming Yang, Xiaobin Liu, Naihui Miao, Nan Li, Yang Zou, Shi Tong Jiang and Tengfei Zhang, to hold office for a one-year term or until their successors are elected and qualified;

2.	To ratify the appointment of Morison Cogen LLP, independent public accountants, as the auditor of the Company for the fiscal year 2014;

3.	To conduct an advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed under the caption Election of Directors – Executive Compensation; and

4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

Stockholders of record of the Company’s Common Stock at the close of business on April 25, 2014 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

All stockholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet.  Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.  If you received this proxy statement in the mail, a return envelope is enclosed for your convenience.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE VOTE ON THE INTERNET. IF THIS PROXY STATEMENT WAS MAILED TO YOU, COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO ATTEND THE MEETING TO VOTE IN PERSON.

By Order of the Board of Directors,

/s/ Ming Yang
Ming Yang
Chairman of the Board of Directors

Dated: April 29, 2014

GULF RESOURCES, INC.
Level 11, Vegetable Building, Industrial Park of the East City,
Shouguang City , Shandong Province 262700
The People’s Republic of China
___________________________

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on June 27, 2014
___________________________

INTRODUCTION

Your proxy is solicited by the Board of Directors of Gulf Resources, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”),  for use at the Annual Meeting of Stockholders to be held on June 27, 2014, at 10:00 a.m. (local time) Beijing Standard Time, which is the equivalent to June 26, 2014 at 10:00 p.m. U.S. Eastern Standard Time (the “Annual Meeting”), at the Company’s headquarters located at Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City , Shandong Province 262700, the People’s Republic of China, for the following purposes:

1.
To elect seven directors, consisting of Ming Yang, Xiaobin Liu, Naihui Miao, Nan Li, Yang Zou, Shi Tong Jiang and Tengfei Zhang, to hold office for a one-year term or until their successors are elected and qualified;

2.	To ratify the appointment of Morison Cogen LLP, independent public accountants, as the auditor of the Company for the fiscal year 2014;

3.	To conduct an advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed under the caption Election of Directors – Executive Compensation; and

4.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

The Board of Directors set April 25, 2014 as the record date (the “Record Date”) to determine those holders of Common Stock, par value $0.0005 per share, of the Company (the “Common Stock”), who are entitled to notice of, and to vote at, the Annual Meeting.  A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office at Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City , Shandong Province 262700, the People’s Republic of China.

On or about May 16, 2014, the Company shall mail to all stockholders of record, as of the Record Date, a Notice of Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date.  As of the close of business on the Record Date, a total of 38,911,014 shares of Common Stock are entitled to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting.

How do I vote by proxy?

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card.  If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

What if I received a Notice of Availability of proxy materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

If I am a stockholder of record, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided.

If you received a Notice by mail, you may vote by proxy over the Internet by going to www.proxyvote.com to complete an electronic proxy card.

If you vote by proxy, your vote must be received by 5:00 p.m. U.S. Eastern Standard Time on June 25, 2014 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before it is exercised at the Annual Meeting in any of three ways:

•	by submitting written notice revoking your proxy card to the Secretary of the Company;
•	by submitting another proxy via the Internet or by mail that is later dated and, if by mail, that is properly signed; or
•	by voting in person at the Annual Meeting.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card or vote by proxy on the Internet to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy either sign and return their proxy cards, submit their proxy on the Internet, or attend the meeting.  If you sign and return your proxy card, or submit your proxy on the Internet, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under Proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting.

Proposal 2 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting.  An abstention with respect to Proposal 2, will have the effect of a vote “AGAINST” such proposal.  Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

The advisory vote pursuant to Proposal 3 is not binding on the Company, the Board of Directors or management.  A majority of votes cast is necessary for approval of executive compensation.  Abstentions and broker non-votes have no effect on Proposals 3.

Who pays for this proxy solicitation?

We do.  In addition to sending you these materials and posting them on the Internet, some of our employees may contact you by telephone, by mail, by fax, by email, or in person.  None of these employees will receive any extra compensation for doing this.  We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1:  The General Corporation Law of the State of Delaware and the NASDAQ Stock Market require corporations to hold elections for directors each year.

Proposal No. 2:  The Company appointed Morison Cogen LLP to serve as the Company’s independent auditors for the 2014 fiscal year.  The Company elects to have its stockholders ratify such appointment.

Proposal No. 3:  Recently enacted rules pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provide an advisory vote by stockholders to approve the compensation paid to the Company’s named executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Common Stock, as of the record date of the meeting, by each of Company’s directors and executive officers; all executive officers and directors as a group, and each person known to Company to own beneficially more than 5% of Company’s Common Stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.  As of April 25, 2014, there were 38,911,014 shares of the Company’s Common Stock outstanding.

Name of Beneficial Owner (1)	Number of Shares		Percent of Class
Ming Yang (Chairman)	13,391,454	(2)	34.4%
Xiaobin Liu (CEO)	600,000	(3)	1.5%
Min Li (CFO)	600,000	(4)	1.5%
Naihui Miao (COO)	400,000	(5)	1.0%
Nan Li (Director)	37,500	(6)	*
Yang Zou (Director)	37,500	(7)	*
Shi Tong Jiang (Director)	50,000	(8)	*
Tengfei Zhang (Director)	37,500	(9)	*
All Directors and Executive Officers as a Group (eight persons)	15,153,954		38.9%
________________
*     Less than 1%.

(1) The address of each director and executive officer is c/o Gulf Resources, Inc., Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City , Shandong Province, 262700, the People’s Republic of China.

(2) Includes 2,512,200 shares owned by Ming Yang, 5,079,721 shares owned by Ms. Wenxiang Yu, the wife of Mr. Yang, 1,674,800 shares owned by Mr. Zhi Yang, Mr. Yang’s son, and 4,124,733 shares owned by  Shandong Haoyuan Industry Group Ltd. ("SHIG"), of which Mr. Yang is the controlling shareholder, chief executive officer and a director.  Mr. Yang disclaims beneficial ownership of the shares owned by his wife and SHIG.

(3) Includes 600,000 shares issuable upon exercise of options held by Mr. Liu.

(4) Includes 600,000 shares issuable upon exercise of options held by Mr. Li.

(5) Includes 400,000 shares issuable upon exercise of options held by Mr. Miao.

(6) Includes 37,500 shares issuable upon exercise of options held by Mr. Li.

(7) Includes 37,500 shares issuable upon exercise of options held by Mr. Zou.

(8) Includes 50,000 shares issuable upon exercise of options held by Mr. Jiang.

(9) Includes 37,500 shares issuable upon exercise of options held by Mr. Zhang.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board of Directors has nominated seven (7) persons identified below for election as directors, to serve until the next annual meeting and their successors have been elected and qualified.  If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board of Directors nominates.

Name	Age	Other positions with Company; other directorships held in last five years	Has served as Company director since
Ming Yang	47	Chairman of the Board of Director	December 2006
Xiaobin Liu	46	Chief Executive Officer and Director	March 2009
Naihui Miao	45	Secretary, Chief Operating Officer and Director	January 2006
Yang Zou (1)(3)	43	Independent Director	March 2011
Nan Li (1) (2)	39	Independent Director	November 2010
Shitong Jiang (1) (2)(3)	46	Independent Director	April 2008
Tengfei Zhang (2)(3)	47	Independent Director	June 2011

(1) Serves as a member of the Audit Committee.
(2) Serves as a member of the Compensation Committee.
(3) Serves as a member of the Nominating and Corporate Governance Committee.

Ming Yang, Chairman of the Board of Director – Mr. Yang has served as Chairman of Shouguang City Yuxin Chemical Company Limited since July 2000. Since May 2005, Mr. Yang has served as Chairman of Shouguang City Haoyuan Chemical Company Limited, Shouguang City He Mao Yuan Bromize Company Limited, and Shouguang City Qing River Real Estate Construction Company.  He was nominated as director of Qinghe Oil Field Office in 1993, where he managed operations. In 1997 he was appointed Chairman and General Manager of Shouguang Qinghe Shiye LLC and during the next three years its profits doubled. He took the position of general manager of Shouguang City Yu Xin Chemical Industry Co., Ltd. in 2000. During his stay, he focused on quality management and technology progress, which led to a 100 percent success rate of all products. He also helped the company successfully pass the ISO certification and become a private high-tech enterprise. In 2005 he was appointed to the position of Chairman, where he has helped the company to become a leading producer of bromine and crude salt in China.  In 2006 he became the Chairman of Gulf Resources, Inc. Since October 2012, Mr. Yang has served as a director of Shandong Shouguang Vegetables Industry Group Co., Ltd. Mr. Yang has been the representative of Shandong Shouguang congress since 1995 and in 1998 he was awarded as Honorary Entrepreneur in Weifang City.

Xiaobin Liu, Chief Executive Officer and Director – Mr. Liu was appointed as Chief Executive Officer and Director on March 10, 2009. Mr. Liu joined the Company as Vice President in January 2007.  Before he joined the Company, Mr. Liu had served as Vice President of a subsidiary of Shenzhen Dasheng Corporation, a public company in China, from 2005 to 2006, Manager of Securities Department with Saige International Trust and Investment Corporation from 2000 to 2005, Vice President with Qionghai City Wanquanhe Hot Springs Tourism Development Co., Ltd. from 1995 to 2000.  Prior to that, Mr. Liu worked in the Financial Department of Chinese Black Metal Limited Company from 1992 to 1995 and the Financial Department of Shaanxi Aircraft Manufacturing Company from 1988 to 1992.  Since October 2012, Mr. Liu has served as a director of Shandong Shouguang Vegetables Industry Group Co., Ltd. Mr. Liu earned a master’s degree from the Economic and Management School at Hong Kong City University.

Naihui Miao, Secretary, Chief Operating Officer and Director – Mr. Miao has served as Vice President of Shouguang City Haoyuan Chemical Company Limited since January 2006.  Since January 2006, Mr. Miao has served as Director, Secretary and Vice President of Gulf Resources, Inc. and he is in charge of sales, human resource and business management.  From 2005 to 2006, Mr. Miao served as Vice President of Shouguang City Yuxin Chemical Company Limited as the deputy general manager.  From 1991 to 2005, Mr. Miao served as a Manager and then Vice President of Shouguang City Commercial Trading Center Company Limited.  He was the director of Shouguang Business Trade Center since 1986. Mr. Miao graduated from Weifang Professional University with an associate’s degree in business administration in 1997.

Yang Zou, Independent Director – Mr. Zou was appointed a director on March 2, 2011. Mr. Zou currently serves as General Manager at Beijing Pinglinxinyue Technology Development Co., Ltd.  He is a Certified Public Accountant of China and holds the certificate of Certified Internal Auditor.  From September 2009 to March 2011, Mr. Zou had served as auditing project leader at Beijing Zhongpingjianhuahao Certified Accountants Co., Ltd. From March 2003 to September 2009, Mr. Zou was chief financial officer of Bohua Ziguang Zhiye Co., Ltd.  From July 2001 to January 2003, Mr. Zou was the audit department manager of financial center of Beijing Hengji Weiye Electronic Products Co., Ltd., where he was in charge of internal audit, financial budget management, and coordination with external audit. From July 1999 to June 2001, Mr. Zou was manager of finance and audit department of Zhonglian Online Information Development Co., Ltd. From September 1993 to June 1999, Mr. Zou had served as assistant auditor, auditor, and head of project audit of Hainan Zhongou Certified Public Accountants Co., Ltd. From July 1991 to August 1993, Mr. Zou was an accountant of department of finance of Hunan Department Store Co., Ltd.  Mr. Zou graduated from Beijing University with bachelor’s degree in finance.

Nan Li, Independent Director – Mr. Li was appointed a director on November 8, 2010. Mr. Li currently serves as Financial Controller at Global Pharm Holdings Group, Inc., an OTC Bulletin Board listed company.  He holds an Intermediate Accountant Certificate and is a Certified Public Accountant of China.  From 2005 to 2010, Mr. Li was audit manager and divisional manager at Shenzhen Tianhua Accounting Firm, where he participated or been responsible for auditing various Chinese large-scale financial institutions, securities companies, and listed companies, as well as acting as auditor or financial consultant to many U.S.-listed companies.  From March 2002 to July 2004  and from July 2004 to February 2005, he worked as an auditor in the internal control department of two Hong Kong listed companies, Suncorptech and Vision Grande Group, respectively.  Mr. Li holds a master’s degree in International Accountancy.

Shitong Jiang, Independent Director – Mr. Jiang was appointed a director on April 23, 2008.  Mr. Jiang is Chief of the Shouguang City Audit Bureau, Shandong Province, has been with the Audit bureau since 1990. During his career at the Shouguang City Audit Bureau he has held multiple positions including, Auditing Officer and Audit Section Deputy Chief. The Shouguang City Audit Bureau is responsible for the independent audit supervision of the affairs of the government. From 1987 to 1990 Mr. Jiang attended Shandong Financial Institution.

Tengfei Zhang, Independent Director – Mr. Zhang was appointed a director on June 30, 2011. Mr. Zhang currently serves as General Manager at Kailisheng Third Party Logistics Co., Ltd. Prior to that, Mr. Zhang served as Chairman of the Board of Supervisors of Shenzhen Kaili Industrial Co., Ltd. He is a Certified Public Accountant in China. From July 2000 to December 2004 , Mr. Zhang was Supervisor of Shenzhen Kaili Industrial Co., Ltd. and Director of Finance of Changsha Kaili Real Estate Development Co., Ltd. From January to June 2000, he was Manager of Financial Department of Shenzhen Kaili Industrial Co., Ltd.  Mr. Zhang graduated from Economics and Management Department of Hunan Business School with a college degree in 1989.

The Board of Directors has determined that Nan Li, Yang Zou, Shitong Jiang and Tengfei Zhang are independent under Rule 5605(a)(2) of the NASDAQ Listing Rules.

Executive Officers and Significant Employees

Min Li, Chief Financial Officer – was appointed a director on October 30, 2007 and resigned from the position on June 22, 2009.  He has served as Chief Financial Officer since December 2006 and as Chief Financial Officer for Shouguang City Haoyuan Chemical Company Limited. From 2004 to 2006, Mr. Li served as Manager of Financial and Asset Management Department for Shouguang City Yuxin Chemical Company Limited. From 2000 to 2004, Mr. Li served as Manager of the Accounting Department for the Yang Kou Branch of the China Construction Bank.  From 1998 to 1999, Mr Li worked at China Construction Bank Shandong branch and in 2000 Mr. Li worked at the Yangkou Office as the accounting manager.  Mr. Li has a bachelor degree in accounting from Weifang College.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

Involvement in Certain Legal Proceedings

To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of our Company during the past ten years.

Board Operations

The positions of principal executive officer and Chairman of the Board of Company are held by different persons.  The Chairman of the Board chairs Board and stockholder meetings and participates in preparing their agendas.  The Chairman of the Board also calls, plans, and chairs the independent directors’ executive sessions and serves as a focal point for communication between management and the Board between Board meetings, although there is no restriction on communication between directors and management.  Company believes that these arrangements afford the independent directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

The Board plays an active role, as a whole and also at the committee level, in overseeing the management of the Company’s risks. The Board regularly reviews reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks.

The Board of Directors met held 13 meetings and entered into 13 written consents during 2013. During 2013, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member.

Code of Ethics

The Board has adopted a code of ethics applicable to Company’s directors, officers, and employees.  The code of ethics is available at Company’s website, www.gulfresourcesinc.com.

Board Committees

The Board of Directors has standing audit, compensation, and nominating committees, comprised solely of independent directors.  Each committee has a charter, which is available at Company’s website, www.gulfresourcesinc.com.

Audit Committee

The Audit Committee is responsible for reviewing the results and scope of the audit, and other services provided by our independent auditors, and reviewing and evaluating our system of internal controls. Mr. Li is the Audit Committee Financial Expert and Mr. Jiang is the chair of the Audit Committee. Our Audit Committee met 5 times and entered into 5 written consent during 2013. Our Board of Directors has determined that Messrs. Li, Zou and Jiang are “independent directors” within the meaning of Rule 10A-3 under the Exchange Act, as determined based upon the criteria for “independence” set forth in the rules of the NASDAQ Stock Market.

Audit Committee Report

With respect to the audit of Company’s financial statements for the year ended December 31, 2013, the Audit Committee has:

·	reviewed and discussed the audited financial statements with management;
·
discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”); and

·
received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant's independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2013.

Shitong Jiang, Chair
Yang Zou
Nan Li

Compensation Committee

The Compensation Committee is responsible for (a) reviewing and providing recommendations to the Board of Directors on matters relating to employee compensation and benefit plans, and (b) assisting the Board in determining the compensation of the Chief Executive Officer and making recommendations to the Board with respect to the compensation of the Chief Financial Officer, other executive officers of the Company and independent directors. Each of Tengfei Zhang, Shitong Jiang and Nan Li are members of the Compensation Committee. The Compensation Committee operates under a written charter. Mr. Zhang is the Chairman of Compensation Committee. The Compensation Committee took action by written consent 4 times in 2013.

Tengfei Zhang, Chair
Shitong Jiang
Nan Li

Nominating and Corporate Governance Committee

Our Board of Directors established a Nomination and Corporate Governance Committee in June 2009. The purpose of the Nominating and Corporate Governance Committee is to assist our Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring the process to assess board effectiveness. Each of Tengfei Zhang, Shitong Jiang and Yang Zou are members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates under a written charter. Mr. Jiang is the Chairman of Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee did not take action by written consent in 2013.  The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the listing standards of NASDAQ and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o Gulf Resources, Inc., Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City , Shandong Province, the People’s Republic of China. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but needs not, include a questionnaire. The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated differently from any other potential nominee. Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

The Board does not have a formal policy on Board candidate qualifications.  The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience.  Depending upon the current needs of the Board, certain factors may be weighed more or less heavily.  In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the Committee considers. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons.  The directors will not evaluate candidates differently based on who has made the recommendation.

Shitong Jiang, Chair
Yang Zou
Tengfei Zhang

Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, Gulf Resources, Inc., Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City , Shandong Province, the People’s Republic of China 262700, who will forward the correspondence to each addressee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Company’s directors and executive officers and any beneficial owner of more than 10% of any class of Company equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish copies of the reports to Company.  Based solely on the Company’s review of copies of such forms and written representations by Company’s executive officers and directors received by it, Company believes that during 2013, all such reports were filed timely, except that a Form 4 was filed late by Yang Zou and a Form 4 was filed late by Shitong Jiang.

Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation of the named executive officers for each of the two fiscal years in the period ended December 31, 2013.

FISCAL 2013 COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus($)	Stock Awards($)	Option Awards$(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Xiaobin Liu, CEO	2013 2012	48,426 47,533	- -	- -	131,357 114,914	- -	- -	- -	179,783 162,447
Min Li, CFO	2013 2012	30,412 29,406	- -	- -	131,357 114,914	- -	- -	- -	161,769 144,320
Naihui Miao, COO	2013 2012	30,412 29,406	- -	- -	131,357 114,914	- -	- -	- -	161,769 144,320

(1) Represents the dollar amount recognized for financial statement reporting purposes in accordance with Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) 718.

Except as disclosed below under the caption “Directors Compensation,” we have not paid or accrued any fees to any of our executive directors for serving as a member of our Board of Directors. We do not have any retirement, pension, profit sharing or stock option plans or insurance or medical reimbursement plans covering our officers and directors. Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of such expenses by anyone other than our Board of Directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Narrative Discussion

The following employment agreements were entered into by the Company and the named executive officers:

Xiaobin Liu

The employment agreement for Xiaobin Liu to serve as Chief Executive Officer of the Company was renewed on March 12, 2012 with a term of three years. Xiaobin Liu is also a member of the Board of Directors. Pursuant to the agreement, Mr. Liu is entitled to receive annual compensation equal to approximately $47,000, subject to changes in the foreign exchange rate and market conditions.

Min Li

The employment agreement for Min Li to serve as Chief Financial Officer of the Company was renewed on January 1, 2014 with a term of one year. Pursuant to the agreement, Mr. Li is entitled to receive annual compensation equal to approximately $30,000, subject to changes in the foreign exchange rate and market conditions.

Naihui Miao

The employment agreement for Naihui Miao to serve as Chief Operating Officer of the Company was renewed on July 10, 2012 with a term of three years. Mr. Miao is also a member of the Board of Directors. Pursuant to the agreement, Mr. Miao is entitled to receive annual compensation equal to approximately $29,000, subject to changes in the foreign exchange rate and market conditions.

In addition, each of our named executive officers is entitled to participate in any and all benefit plans from time to time, in effect for employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time. On May 30, 2013, each of Xiaobin Liu, Min Li, and Naihui Miao was granted an option to purchase 200,000 shares of Common Stock pursuant to the Company’s 2007 Equity Incentive Plan with an exercise price of $0.95. Such options vested and became exercisable on May 30, 2013.

Assuming the employment of the Company’s named executive officers were to be terminated without cause or for good reason or in the event of change in control, as of December 31, 2013, the following individuals would have been entitled to payments in the amounts set forth opposite to their name in the below table:

Name	Cash Payment
Xiaboin Liu	$0
Min Li	$0
Naihui Miao	$0

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each named executive officer, information regarding unexercised stock options, unvested stock awards, and equity incentive plan awards outstanding as of December 31, 2013.

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Xiaobin Liu, CEO	200,000	0	0	0.95	May 29, 2017	-	-	-	-
	200,000	0	0	0.95	July 16, 2016	-	-	-	-
	200,000	0	0	4.97	March 28, 2015	-	-	-	-
Min Li, CFO	200,000	0	0	0.95	May 29, 2017	-	-	-	-
	200,000	0	0	0.95	July 16, 2016	-	-	-	-
	200,000	0	0	4.97	March 28, 2015	-	-	-	-
Naihui Miao, COO	200,000	0	0	0.95	May 29, 2017	-	-	-	-
	200,000	0	0	4.97	March 28, 2015	-	-	-	-

Compensation of Directors

The following table sets forth information regarding compensation of each director, other than our named executive officers, for fiscal 2013.

FISCAL 2013 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards $(l)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ming Yang	48,426	-	-	-	-	-	48,426
Nan Li	0	-	8,500	-	-	-	8,500
Shitong Jiang	0	-	3,700	-	-	-	3,700
Yang Zou	0	-	4,900	-	-	-	4,900
Tengfei Zhang	0	-	4,100	-	-	-	4,100

(1) Represents the dollar amount recognized for financial statement reporting purposes in accordance with Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) 718.

We have entered into director agreements with each of the directors Nan Li, Shitong Jiang, Yang Zou, and Tengfei Zhang, pursuant to which we shall grant them options to purchase 12,500 shares of our Common Stock upon execution of such agreements and each of the anniversary dates with exercise prices not less than the closing market price of our Common Stock on the dates of grant. Additionally, the granting of future options is contingent upon the director’s continued service with our Company. We do not pay any cash compensation for any of the directors Nan Li, Shitong Jiang, Yang Zou, and Tengfei Zhang.

Certain Relationships and Related Transactions

It is Company’s policy to not enter any transaction other than compensation arrangements in the ordinary course with any director, executive officer, employee, or principal stockholder or party related to them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee or a majority of its disinterested members.

Director Independence

The Board of Directors has determined that Nan Li, Yang Zou, Shitong Jiang and Tengfei Zhang are independent under Rule 5605(a)(2) of the NASDAQ Listing Rules. In addition, under applicable rules and regulations, and as determined by the Board, all of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees are “independent” directors.

Directors are elected by a plurality of votes cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card, or by following the instructions on the proxy card to vote on the Internet.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed Morison Cogen LLP (“MC”) as independent accountants for fiscal 2014, subject to the ratification by stockholders.  Representatives of MC are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

If stockholders fail to ratify the appointment, or, if before the next Annual Meeting, MC declines or the Audit Committee terminates the engagement, or MC otherwise become unable to serve, the Audit Committee will appoint other independent accountants whose selection for any period subsequent to the next Annual Meeting year will be subject to stockholder ratification.

On December 8, 2011, the Company dismissed its principal independent accountant, BDO Limited (“BDO”) from its engagement with the Company, which dismissal was effective immediately.  BDO was engaged by the Company on February 10, 2010. The decision to dismiss BDO as the Company’s principal independent accountant was approved by the Audit Committee of the Company on December 8, 2011.

There were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, within the period from BDO’s engagement and through the fiscal year of the Company ended December 31, 2010 and subsequently up to the date of dismissal which disagreements that, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.

None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the period from BDO’s engagement and through the fiscal year of the Company ended December 31, 2010 and subsequently up to the date of dismissal except for the following: as described in BDO’s annual report dated March 16, 2011 on the Company’s internal control over financial reporting included in the Company’s Form 10-K for the year ended December 31, 2010, in BDO’s opinion the Company had not maintained effective internal control over financial reporting as of December 31, 2010 based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.  The Company’s management agreed with BDO’s report on the point that there was a weakness in the Company’s internal control and concluded that the Company did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2010.

BDO’s audit reports on financial statements for the fiscal years ended December 31, 2009 and December 31, 2010 of the Company contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided BDO with a copy of this disclosure before its filing with the SEC, providing BDO with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views, or the respect in which BDO does not agree with the statements contained herein.

On December 8, 2011, the Company engaged MC to serve as its independent auditor, effective immediately.  The decision to engage MC as the Company’s principal independent accountant was approved by the Audit Committee of the Company on December 8, 2011.

MC was previously engaged as the Company’s independent principal accountant as of and during the fiscal years ended December 31, 2007, 2008 and 2009 and for the subsequent interim period ended February 9, 2010.  Due to the engagement of BDO on February 10, 2010, MC did not perform an audit of the financial statements of the Company for the fiscal year ended December 31, 2009.

During the period of MC’s prior engagement (i) there were no disagreements with MC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to MC’s satisfaction, would have caused MC to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K except for the following: as described in MC’s annual report dated March 12, 2009 on the Company’s internal control over financial reporting included in the Company’s Form 10-K for the year ended December 31, 2008, that in MC’s opinion the Company had not maintained effective internal control over financial reporting as of December 31, 2008 based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.  Although the Company’s management agreed with MC’s report on the point that there was a weakness in the Company’s internal control, management did not believe the weakness was material and concluded that the Company’s internal control over financial reporting was effective as of December 31, 2008.

The Company’s audit committee discussed with MC its opinion that the Company had not maintained effective internal controls over financial reporting as of December 31, 2008.  In addition, the Company has authorized MC to respond fully to the inquiries of MC’s successor accountant concerning such opinion.

An amendment to a current report on Form 8-K was filed on March 23, 2010 to disclose the matters in connection with MC’s dismissal on February 9, 2011 and is hereby incorporated by reference.

During the period commencing February 10, 2010, when BDO was engaged by the Company as its independent principal accountant, until December 8, 2011 when MC was re-engaged in such capacity, the Company did not consult with MC regarding (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by MC that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Services and Fees of Independent Accountants

The aggregate fees billed to the Company by MC for the last two fiscal years were as follows:

Fees	2012	2013
Audit Fees	$238,000	$243,000
Audit Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$238,000	$243,000

Audit Fees

This category consists of fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdiction, the preparation of an annual “management letter” on internal control matters.

Audit-Related Fees

This category consists of services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. This category includes accounting consultations on transaction and proposed transaction related matters. We incurred no such fees for the last two fiscal years.

Tax Fees

The aggregate fees in each of the last two years for the professional services rendered by MC for tax compliance, tax advice and tax planning were nil.

All Other Fees

There are no other fees to disclose.

Pre-Approval of Services

The Audit Committee appoints the independent accountant each year and pre-approves the audit services.  The Audit Committee chair is authorized to pre-approve specified non-audit services for fees not exceeding specified amounts, if he promptly advises the other Audit Committee members of such approval.

A majority of votes cast is required to ratify appointment of the independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote to approve the compensation paid to the Company’s named executive offices, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402 of Regulation S-K, compensation tables, and narrative discussion.

The advisory vote is not binding on the Company, the Board of Directors, or management; if executive compensation is not approved by a majority of the votes cast, the Compensation Committee will take account of this fact when considering executive compensation in future years.

A majority of votes cast is required for advisory approval of executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to Company’s named executive offices, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402 of Regulation S-K, compensation tables, and narrative discussion, be, and hereby is, approved.

OTHER INFORMATION

Important Notice Regarding Availability of Proxy Materials

Under new rules adopted by the SEC, the Company is making this Proxy Statement and the Company’s Annual Report available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies by telephone or over the Internet.

Stockholders' Proposals for Next Annual Meeting

A stockholder of record may present a proposal for action at the next annual meeting provided that we receive the proposal at our executive office no later than January 16, 2015. We anticipate that the 2014 Annual Meeting will be held in the second fiscal quarter of 2015. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on stockholder proposals that are not submitted for inclusion in our proxy statement unless received by us before January 16, 2015.

Other Business

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

Where You Can Find More Information

We file annual and quarterly reports, proxy statements and other information with the SEC.  Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms.  Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov.  The Company’s Annual Report on Form 10-K is available on our website at www.gulfresourcesinc.cn.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING.  NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED APRIL 29, 2014.  STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Ming Yang
Ming Yang
Chairman of the Board of Directors

Dated: April 29, 2014

GULF RESOURCES, INC. LEVEL 11, VEGETABLE BUILDING INDUSTRIAL PARK OF THE EAST CITY SHOUGUANG CITY, SHANDONG PEOPLE'S REPUBLIC OF CHINA 262700
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M74086-P52460 KEEP THIS PORTION FOR YOUR RECORDS
		THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.				DETACH AND RETURN THIS PORTION ONLY

GULF RESOURCES, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	☐	☐	☐

Nominees:

	01) Ming Yang	05) Yang Zou
	02) Xiaobin Liu	06) Shi Tong Jiang
	03) Naihui Miao	07) Tengfei Zhang
04) Nan Li

The Board of Directors recommends you vote FOR proposals 2 and 3:						For	Against	Abstain

2.	To ratify the appointment of Morison Cogen LLP, independent public accountants, as the auditor of the Company for the fiscal year 2014.					☐	☐	☐

3.	Advisory vote on executive compensation.					☐	☐	☐

NOTE: To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

NOTE: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears above. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such. Joint owners should each sign personally.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)		Date

The Annual Meeting of the Stockholders of Gulf Resources, Inc.,
a Delaware corporation ("Company"), will be held on June 27, 2014, at 10:00 a.m. (local time), at the Company's headquarters located at
Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City, Shandong Province,
the People's Republic of China.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.

M74087-P52460

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
OF GULF RESOURCES, INC.

TO BE HELD ON JUNE 27, 2014

Ming Yang and Xiaobin Liu, and each of them, each with full power of substitution, hereby are authorized to vote as specified on the reverse side or, with respect to any matter not set forth on the reverse side, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of capital stock of Gulf Resources, Inc. that the undersigned would be entitled to vote, if personally present, at the 2014 Annual Meeting of Stockholders and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2 and 3. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Continued and to be signed on reverse side